                                                                    EXHIBIT 10.6

NEITHER THE EXCHANGE RIGHT GRANTED HEREIN NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE OF SUCH EXCHANGE RIGHT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NO TRANSFER OF SUCH EXCHANGE RIGHT OR OF THE SECURITIES ISSUABLE UPON EXERCISE OF SUCH EXCHANGE RIGHT SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                               EXCHANGE AGREEMENT

         This Exchange Agreement (this "Exchange Agreement") is entered into on this 12th day of September, 2000, by and between USDATA Corporation, a Delaware corporation (the "Company"), and SCP Private Equity Partners II, L.P. ("SCP," and together with each of its assignees and transferees, individually, a "Holder" and, collectively, the "Holders"). Subject to the terms and conditions set forth herein, including, without limitation, Section 3 hereof, the Company hereby grants to the Holder the right to exchange (the "Exchange Right") shares of the Series A-1 Convertible Preferred Stock, par value $0.01 per share (the "eMake Preferred Stock"), of eMake Corporation, a Delaware corporation ("eMake"), owned by the Holder for fully paid and non-assessable shares of the Company's Series B Convertible Preferred Stock, par value $0.01 per share (the "Company Preferred Stock").

         1. Exercise of Exchange Right.

                  1.1 Exchange Rate. Subject to adjustment as provided in
Section 3 hereof, 0.025 of a share of Company Preferred Stock (the "Exchange Rate") shall be issuable hereunder (the "Exchange Shares") for each share of eMake Preferred Stock owned by the Holder tendered for exchange pursuant to the Exchange Right.

                  1.2 Exerciseability. The Exchange Right shall be exercisable, in whole or in part, from time to time and at any time on and after the date hereof until 5:00 p.m., eastern time, on the Expiration Date (as hereinafter defined), in accordance with Section 1.3 hereof. As used herein, the term "Expiration Date" means the earlier of (i) June 30, 2006, or (ii) the date on which the Holder no longer owns any shares of eMake Preferred Stock (or other securities obtained as a result of changes or reclassifications of eMake Preferred Stock pursuant to Section 3.1.5 hereof).

                  1.3 Exercise. Upon tender of a duly executed Notice of Exercise in the form of Annex A attached hereto, together with the original certificate(s) representing the shares of eMake Preferred Stock being exchanged for the Exchange Shares to be acquired, at the Company's principal executive offices presently located at 2345 North Central Expressway, Richardson, Texas, 75080, Attention: President, or at such other address as the Company shall have advised the Holder in writing (the "Designated Office"), the Holder shall be entitled to receive a certificate or certificates for the Exchange Shares so acquired. The Company agrees that the Exchange Shares shall be deemed to have been issued to the Holder as of the close of business on the date on which the Company receives a duly executed Notice of Exercise covering such Exchange Shares and the related certificates representing the shares of eMake Preferred Stock being exchanged therefor as described above.

         2. Transfer; Issuance of Stock Certificates; Restrictive Legends.

                  2.1 Transfer. Subject to compliance with the restrictions on transfer set forth in this Section 2, the Exchange Right granted hereunder with respect to any shares of eMake Preferred Stock may be transferred or assigned to any transferee or assignee of such shares of eMake Preferred Stock, upon delivery to the Company of a written assignment with respect thereto in the form of Annex B attached hereto duly executed by the Holder or its agent or attorney. Upon such delivery, the Company shall execute and deliver a new Exchange Agreement or Exchange Agreements in the name of the assignee or assignees. An Exchange Right, if properly assigned in compliance with the provisions hereof, may be exercised by the new Holder for the acquisition of Exchange Shares without having a new Exchange Agreement issued. Prior to due presentment for registration of transfer thereof, the Company may deem and treat the registered Holder of the Exchange Right as the absolute owner hereof (notwithstanding any notations of ownership or writing thereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary. All Exchange Agreements issued upon any assignment of the Exchange Right shall be the valid obligations of the Company, evidencing the same rights, and entitled to the same benefits as this Exchange Agreement with respect to the portion of the Exchange Right transferred or assigned, upon registration of transfer or exchange.

                  2.2 Stock Certificates. Certificates for the Exchange Shares shall be delivered to the Holder within a reasonable time after the Exchange Right shall have been exercised pursuant to Section 1. The issuance of certificates for Exchange Shares upon the exercise of the Exchange Right shall be made without charge to the Holder hereof including, without limitation, any documentary, stamp or similar tax that may be payable in respect thereof; provided, however, that the Company shall not be required to pay any income tax to which the Holder hereof may be subject in connection with the issuance of this Exchange Agreement or the Exchange Shares; and provided further, that if Exchange Shares are to be delivered in a name other than the name of the Holder hereof representing any Exchange Right being exercised, then no such delivery shall be made unless the person requiring the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

         2.3 Restrictive Legends.

                  (a) Except as otherwise provided in this Section 2, each certificate for Exchange Shares initially issued upon the exercise of the Exchange Right, and each certificate for Exchange Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. NO TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE OR ISSUED UPON CONVERSION OF SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (B) THE HOLDER SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH PROPOSED TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

                  (b) Except as otherwise provided in this Section 2, each Exchange Agreement shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "NEITHER THE EXCHANGE RIGHT GRANTED HEREIN NOR ANY OF THE SECURITIES ISSUABLE UPON EXERCISE OF SUCH EXCHANGE RIGHT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NO TRANSFER OF SUCH EXCHANGE RIGHT OR OF THE SECURITIES ISSUABLE UPON EXERCISE OF SUCH EXCHANGE RIGHT SHALL BE VALID OR EFFECTIVE UNLESS (A) SUCH TRANSFER IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS OR (B) THE HOLDER HEREOF SHALL DELIVER TO THE COMPANY AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

Notwithstanding the foregoing, the legend requirements of this Section 2.3 shall terminate as to any particular Exchange Agreement or Exchange Share when the Company shall have received from the Holder thereof an opinion of counsel in form and substance reasonably acceptable to the Company that such legend is not required in order to ensure compliance with the Securities Act and applicable state securities laws. Whenever the restrictions imposed by this Section 2.3 shall terminate, the holder hereof or of Exchange Shares, as the case may be, shall be entitled to receive from the Company without cost to such holder a new Exchange Agreement or certificate for Exchange Shares of like tenor, as the case may be, without such restrictive legend.

         3. Adjustment of Exchange Rate; Nature of Securities Issuable Upon Exercise of Exchange Right.

                  3.1 Exchange Rate; Adjustment of Number of Shares. The Exchange Rate set forth in Section 1 hereof shall be subject to adjustment from time to time as hereinafter provided.

                           3.1.1 Merger, Sale of Assets, etc. If at any time
while the Exchange Right, or any portion thereof, is outstanding and unexpired there shall be a reorganization (other than a combination, reclassification, exchange, or subdivision of shares as provided in Sections 3.1.2 and 3.1.3), merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Exchange Agreement shall thereafter be entitled to receive upon exercise of the Exchange Right, during the period specified herein and upon delivery of the shares of eMake Preferred Stock being exchanged pursuant hereto, the number of shares of stock or other securities or cash or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of the Exchange Right would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if the Exchange Right had been exercised immediately before such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in this Section 3. The foregoing provisions of this Section 3.1.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock and securities of any other corporation that are at the time receivable upon the exercise of the Exchange Right. If the per share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment shall be made in the application of the provisions of this Exchange Agreement with respect to the rights and interests of the Holder hereof after the transaction, to the end that the provisions of this Exchange Agreement shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of the Exchange Right.

                           3.1.2 Reclassification, etc. If the Company, at any
time while the Exchange Right, or any portion thereof, remains outstanding and unexpired, shall, by the reclassification or exchange of securities or otherwise, change any of the securities issuable upon exercise of the Exchange Right into the same or a different number of securities of any other class or classes, this Exchange Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities issuable upon exercise of the Exchange Right immediately prior to such reclassification, exchange, or other change and the Exchange Rate therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 3.

                           3.1.3 Stock Splits, Stock Dividends and Reverse Stock
Splits. In case at any time the Company shall split or subdivide the outstanding shares of Company Preferred Stock into a greater number of shares, or shall declare and pay any stock dividend with respect to its outstanding stock that has the effect of increasing the number of outstanding shares of Company Preferred Stock, the Exchange Rate in effect immediately prior to such subdivision or stock dividend shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Company Preferred Stock into a smaller number of shares, the Exchange Rate in effect immediately prior to such combination shall be proportionately reduced.

                           3.1.4 Adjustments for Dividends in Stock or Other
Securities of Property. If while the Exchange Right, or any portion hereof, remains outstanding and unexpired the holders of Company Preferred Stock shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Exchange Agreement shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of the Exchange Right, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of the Exchange Right on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this
Section 3.

                           3.1.5 eMake Reclassification, etc. If eMake, at any
time while the Exchange Right, or any portion thereof, remains outstanding and unexpired, shall, by the reclassification or exchange of securities or otherwise, change the eMake Preferred Stock into the same or a different number of securities of any other class or classes, this Exchange Agreement shall thereafter represent the right to exchange the securities into or for which the eMake Preferred Stock is reclassified, exchanged or changed and the Exchange Rate therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 3.

                           3.1.6 eMake Stock Splits, Stock Dividends and Reverse
Stock Splits. In case at any time eMake shall split or subdivide the outstanding shares of eMake Preferred Stock into a greater number of shares, or shall declare and pay any stock dividend with respect to its outstanding stock that has the effect of increasing the number of outstanding shares of eMake Preferred Stock, the Exchange Rate in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced, and conversely, in case at any time eMake shall combine its outstanding shares of eMake Preferred Stock into a smaller number of shares, the Exchange Rate in effect immediately prior to such combination shall be proportionately increased.

                           3.1.7 Adjustments for Dividends in eMake Stock or
Other Securities of Property. If while the Exchange Right, or any portion hereof, remains outstanding and unexpired, the holders of eMake Preferred Stock shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of eMake by way of dividend, then and in each case, upon exercise of the Exchange Right, in addition to the number of shares of eMake Preferred Stock deliverable hereunder, the Holder shall also deliver to the Company such other or additional stock or other securities or property of eMake that such Holder received with respect to the eMake Preferred Stock being exchanged during such period, giving effect to all adjustments called for during such period by the provisions of this Section 3.

                  3.2 Timing of Exchange Rate Adjustment. No adjustment of the Exchange Rate shall be made unless such adjustment would require an increase or decrease of at least 0.0001 in such rate; provided, however, that any adjustments which by reason of this Section 3.2 are not required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall require an increase or decrease of at least 0.0001 in the Exchange Rate then in effect hereunder.

                  3.3 Adjustment Certificate. In each case of an adjustment in the Exchange Rate, the Company shall compute and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (i) the number of Company Preferred Stock outstanding or deemed to be outstanding, (ii) the adjusted Exchange Rate and
(iii) the number of Exchange Shares issuable upon exercise of this Exchange Right. The Company will forthwith mail a copy of each such certificate to the holder hereof.

         4. Registration; Exchange and Replacement of Exchange Agreement; Reservation of Shares. The Company shall keep at the Designated Office a register in which the Company shall provide for the registration, transfer and exchange of the Exchange Right. The Company shall not at any time, except upon the dissolution, liquidation or winding-up of the Company, close such register so as to result in preventing or delaying the exercise or transfer of the Exchange Right.

         The Company may deem and treat the person in whose name the Exchange Right is registered as the holder and owner hereof for all purposes and shall not be affected by any notice to the contrary, until registration of any transfer as provided in this Section 4.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Exchange Agreement and (in case of loss, theft or destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Exchange Agreement, the Company will (in the absence of notice to the Company that the Exchange Agreement has been acquired by a bona fide purchaser) make and deliver a new


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


Exchange Agreement of like tenor, in lieu of this Exchange Agreement without requiring the posting of any bond or the giving of any security.

         The Company shall at all times reserve and keep available out of its authorized shares of Company Preferred Stock, solely for the purpose of issuance upon the exercise of the Exchange Right, such number of shares of Company Preferred Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of the Exchange Right and receipt of the shares of eMake Preferred Stock therefor, all Exchange Shares issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

         5. Fractional Shares. The Company shall not be required to issue fractions of shares, upon exercise of the Exchange Right or otherwise, or to distribute certificates that evidence fractional shares. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share as may be prescribed by the Board of Directors of the Company.

         6. Holders Not Deemed Stockholders. No holder of the Exchange Right shall, as such, be entitled to vote or to receive dividends or be deemed the holder of Exchange Shares that may at any time be issuable upon exercise of the Exchange Right for any purpose whatsoever, nor shall anything contained herein be construed to confer upon any Holder of the Exchange Right, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings, or to receive dividends or subscription rights, until such holder shall have exercised the Exchange Right and been issued Exchange Shares in accordance with the provisions hereof.

         7. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered personally, or mailed by registered or certified mail, return receipt requested, or telecopied or telexed and confirmed in writing and delivered personally or mailed by registered or certified mail, return receipt requested
(a) if to the holder of the Exchange Right, to the address of such Holder as shown on the books of the Company, or (b) if to the Company, to the address set forth in Section 1.3 of this Exchange Agreement; or at such other address as the Holder or the Company may hereafter have advised the other.

         8. Successors. All the covenants, agreements, representations and warranties contained in this Exchange Agreement shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors, assigns and transferees.

         9. Law Governing. This Exchange Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware (not including the choice of law rules thereof) regardless of the jurisdiction of creation or domicile of the Company or its successors or of the holder at any time hereof.


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


         10. Entire Agreement; Amendments and Waivers. This Exchange Agreement sets forth the entire understanding of the parties with respect to the transactions contemplated hereby. The failure of any party to seek redress for the violation or to insist upon the strict performance of any term of this Exchange Agreement shall not constitute a waiver of such term and such party shall be entitled to enforce such term without regard to such forbearance. This Exchange Agreement may be amended, and any breach of or compliance with any covenant, agreement, warranty or representation may be waived, only if the Company has obtained the written consent or written waiver of the Holder, and then such consent or waiver shall be effective only in the specific instance and for the specific purpose for which given.

         11. Severability; Headings. If any term of this Exchange Agreement as applied to any person or to any circumstance is prohibited, void, invalid or unenforceable in any jurisdiction, such term shall, as to such jurisdiction, be ineffective to the extent of such prohibition or invalidity without in any way affecting any other term of this Exchange Agreement or affecting the validity or enforceability of this Exchange Agreement or of such provision in any other jurisdiction. The Section headings in this Exchange Agreement have been inserted for purposes of convenience only and shall have no substantive effect.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the Company and the Holder have caused this Exchange Agreement to be duly executed as of the date first written above.

                             USDATA CORPORATION

                             By: /s/ Robert L. Drury
                                -----------------------------------------
                                Name:   Robert L. Drury
                                     ------------------------------------
                                Title:  CFO
                                      -----------------------------------




                             SCP PRIVATE EQUITY PARTNERS II, L.P.:

                             By: SCP Private Equity II General Partner, L.P.,
                                 its General Partner

                             By: SCP Private Equity II LLC,
                                 its Manager

                             By: /s/
                                -----------------------------------------
                                Name:
                                     ------------------------------------
                                Title:
                                      -----------------------------------



                   [Signature Page - Stock Exchange Agreement]

                                     ANNEX A

                               NOTICE OF EXERCISE

              (TO BE EXECUTED UPON PARTIAL OR FULL EXERCISE OF THE EXCHANGE RIGHT DESCRIBED IN THE WITHIN EXCHANGE AGREEMENT)

         The undersigned hereby irrevocably elects to exercise the right to acquire __________ shares of Series B Convertible Preferred Stock of USDATA Corporation covered by the within Exchange Agreement according to the conditions hereof, herewith surrenders the original stock certificate(s) representing ______________ shares of eMake Corporation Series A-1 Convertible Preferred Stock, and requests that a certificate for such number of shares of USDATA Corporation Series B Convertible Preferred Stock be issued in the name of, and delivered to _______________________, whose address is set forth below.

Dated:
      ----------------



                              -------------------------------------------------
                              Signature must conform to name of holder as specified on the face of the Exchange Agreement)




                              -------------------------------------------------

                              -------------------------------------------------
                              (Address)

                                     ANNEX B

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED the undersigned has sold, assigned and transferred unto the Assignee named below ____ shares of the Series B Preferred Stock covered by the within Exchange Agreement and hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Exchange Agreement, including the Exchange Right, with respect to such shares of Series B Convertible Preferred Stock set forth below:


                                                 No. of Shares of Series B
Name and Address of Assignee                          Preferred Stock
----------------------------                     -------------------------




and does hereby irrevocably constitute and appoint _______________________ attorney-in-fact to register such transfer onto the books of USDATA Corporation maintained for the purpose, with full power of substitution in the premises.

Dated:                             Print Name:
       ------------------------               ---------------------------------

                                   Signature:
                                             ----------------------------------

                                   Witness:
                                           ------------------------------------

NOTICE: THE SIGNATURE ON THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS EXCHANGE AGREEMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.